       ZENIX
       Income
      Fund Inc.


                                [LOGO OF ZENIX]


                                           Annual Report
                                           March 31, 2000

                            Zenix Income Fund Inc.

                                [LOGO OF ZENIX]



                     [PHOTO]                         [PHOTO]

                 HEATH B. MCLENDON                JOHN C. BIANCHI
                      Chairman                  Vice President and
                                                Investment Officer


Dear Shareholder:

We are pleased to provide you with the annual report for the Zenix Income Fund Inc. ("Fund") for the year ended March 31, 2000. Any discussion of the Fund's holdings is as of March 31, 2000. Please refer to pages eight through twenty for a list of the Fund's holdings.

During the past 12 months the Fund paid income dividends totaling $0.65 per share. The table below shows the annualized distribution rate and 12-month total return for the Fund based on its March 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

            Price                      Annualized            Twelve-Month
          Per Share                Distribution Rate2        Total Return2
          ---------                ------------------        -------------
         $5.02 (NAV)                     12.91%                 (4.43)%
         $4.44 (NYSE)                    14.60%                (14.28)%


--------------
1 The NAV is calculated by subtracting other liabilities and the principal amount of the bank loan from the closing value of all securities held by the Fund, plus all other assets. This result (net assets of common shareholders) is divided by the total number of common shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.054 for twelve months. This rate is as of April 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

Special Shareholder Notices

Preferred Shares

On April 14, 2000, the Fund issued 2,400 Auction Rate Cumulative Preferred Shares ("Preferred Shares"). The net proceeds of the sale of the Preferred Shares, before expenses, was $59,400,000, reflecting the public offering price of $25,000 per share, less the Fund's payment of a 1.00% underwriting fee.

The dividend rate on the Preferred Shares for the period from and including the date of issue to but excluding April 26, 2000 was 6.00% per year. For each subsequent period, the dividend rate will be determined at an auction that will usually be held weekly. The Fund will pay annual expenses in an amount of 0.26% of the purchase price of the Preferred Shares in connection with the auction process.

On April 14, 2000, the Fund used the proceeds of this offering to redeem and retire all of the Fund's formerly outstanding 7.00% Cumulative Preferred Shares (at a cost of approximately $30,000,000); and to terminate its credit facility with PNC Bank, N.A., by rendering payment of the $30,000,000 which the Fund had borrowed pursuant to the credit facility. For the 90-day period prior to March 31, 2000, the average interest rate on the loan from PNC Bank was 5.98%. (Interest on amounts borrowed under the line of credit was typically calculated at the LIBOR rate plus 40 basis points.) (A basis point is 0.01% or one one-hundredth of a percent.)

Because of the adjustable nature of the dividend rate payable by the Fund on the Preferred Shares,the cost of this leverage should correspond to movements in the cost of capital generally. Lower costs of leverage may increase total return. Of course, no guarantees can be given that the Fund's total return will increase due to this offering.

Investments in Corporate Loans

Pursuant to approval by the Fund's Board of Directors, the Fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders in a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the Fund had invested would have an adverse affect on the Fund's net asset value. Corporate loans in that the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

The Fund may also acquire an interest in corpoate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the Fund having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by management to be creditworthy. When the Fund purchases Assignments from lenders,the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of liquid secondary market for corporate loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's investments and calculating its net asset value. The Fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.

Performance Update

Based on NAV, the Fund generated a return of a negative 4.43% for the past 12 months. The 12-month results were below the 12-month average total return for the Fund's Lipper Inc. peer group average of negative 2.29%. (Lipper Inc. is an independent mutual fund performance tracking organization.) However, past performance is not indicative of future results.

Market and Economic Overview

During the year ended March 31, 2000, the Federal Reserve Board ("Fed") raised short-term interest rates five times for a total of 125 basis points in an effort to control economic growth and contain inflation. In our view, the Fed may raise rates again at their next meeting scheduled on May 16, 2000. And while no assurances can be made, we believe that the Fed's actions may slow down the historic rate of economic growth as well as help to reduce the amount of investor speculation in the stock market.

Primarily due to rising interest rates and a potential slowdown in economic growth later on in 2000, we have begun to see higher volatility in the stock market in recent weeks. This volatility, in our opinion, may ultimately dampen investors'exuberance for stocks. As investors reassess the total return prospects of stocks and look to reallocate their portfolios, the bond market, including high-yield bonds, may eventually benefit from any renewed interest. However, this potential shift in investor psychology may not become pronounced until the second half of the year.

During the past six months, the high-yield sector of the U.S. bond market continued to go down due to investor fears over continued economic growth, potentially higher inflation and a more restrictive Fed monetary policy. In addition,the high-yield bond market underperformed the overall bond market with modestly negative total returns in the 1.00% to 1.25% range, compared to 10-Year Treasuries that returned 1.25% during the period. The high-yield bond market was negatively affected by continued outflows from open-end high-yield bond mutual funds, rate increases by the Fed, higher default rates in the overall high-yield market and growing fears about slower economic growth given the increase in short-term interest rates.

More recently, it appears that bond investors are beginning to believe that the Fed should be able to engineer a "soft landing" for the U.S. economy, which, in our view, would be a positive development for high-yield bonds. On the other hand, depending upon the severity of any eventual economic slowdown, high-yield bonds may also be negatively affected.

We were disappointed by the Fund's portfolio returns over the past 12 months but realize that our leveraged position clearly disadvantaged us in a challenging market for high-yield bonds. We are confident that as high-yield market conditions eventually improve later this year, our leveraged position will enable us to make up lost ground. And while no guarantees can be made, we believe that the high-yield bond market is attractively valued at current levels and that we are in a solid position to take advantage of any economic or market dislocations that may occur in the coming months.

Portfolio Strategy

During the reporting period,we sought to maintain a reasonable balance in the Fund's portfolio between the higher growth sectors such as telecommunications,technology, and cable/media and some of what we believed were issues from better-positioned basic industries such as forest products, paper, energy and specialty chemicals. During the period, we had added to our basic industry positions on the assumption that stronger domestic and global economic growth would benefit a number of the U.S. economy's industrial segments. Some of the Fund's better-performing investments during the period included:


     .    Huntsman ICI Chemical, a large specialty chemical company

     .    R & B Falcon, a major oil and gas services company

     .    Tembec, a paper and forest products company

     .    Nextel, a fast-growing wireless communications company

     .    NEXTLINK, a fast-growing local telecommunications company

     .    Verio, a fast-growing Internet service provider (ISP)

We have continued to reposition the portfolio with a continued emphasis on middle-quality B- rated issues that offer what we think are the best yield potential. We believe our yield-oriented strategy should work more effectively if rates continue to rise. Moreover, we have continued to eliminate what we feel are underperforming companies that appear to be increasingly vulnerable to default. We are pleased to report that the Fund had no defaulting issues in the past six months and, while no guarantees can be made, we intend to work diligently to minimize any potential problems in the portfolio.

Our yield-oriented strategy did penalize us somewhat from a performance standpoint in the first quarter of 2000 as the high-yield bond market reacted negatively to higher short-term interest rates, new issue supply pressure in the middle-quality segment of the market and higher stock market volatility.

Conclusion

We see many compelling values in the high-yield bond market with many issues trading at what we view as attractive discounts. Our strategy going forward will be to focus on what we believe are the better-quality names in each sector and look to pick up additional yield potential when deemed prudent. As previously noted, we have a positive outlook on the total return prospects for the high-yield bond market at current valuation levels, especially given the continued health of the U.S. economy.

And while the future is always uncertain, we remain confident that our patience may be rewarded later on this year since we expect that the Fed will be ultimately successful in limiting the amount of what we believe is excess speculation in the financial markets.

Should you have any questions about your investment in the Fund, please call PFPC Global Services at (800) 331-1710. Thank you for your continued confidence in our investment management approach.

Sincerely,




/s/ Heath B. McLendon                  /s/ John C. Bianchi, CFA

Heath B. McLendon                      John C. Bianchi, CFA
Chairman                               Vice President and
                                       Investment Officer

April 20, 2000

Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPCGlobal Fund Services ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

     Amore complete description of the current Plan appears in the section of this report beginning on page 38. To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.

[LOGO OF ZENIX]

                                                         Schedule of Investments
                                                                  March 31, 2000


================================================================================================
 Face
Amount++    Rating(a)                         Security                                Value
------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 85.7%
Aerospace -- 0.9%
                     BE Aerospace, Sr. Sub. Notes:
    150,000   B          9.500% due 11/1/08....................................  $      129,750
    875,000   B          Series B, 8.000% due 3/1/08...........................         702,187
    380,000   B-     Dunlop Standard Aerospace Holdings,
                         Sr. Notes, 11.875% due 5/15/09........................         387,600
                                                                                 --------------
                                                                                      1,219,537
                                                                                 --------------
Airlines -- 1.1%
  1,725,805   BB     Airplanes Pass-Through Trust, Corp.,
                          Asset-Backed Securities, Series 1, Class D,
                          10.875% due 3/15/19..................................       1,480,689
                                                                                 --------------
Aluminum -- 1.0%
                     Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
  1,170,000   B3*         12.750% due 2/1/03...................................       1,117,350
    160,000   B1*         Series B, 10.875% due 10/15/06.......................         155,200
    140,000   B1*         Series D, 10.875% due 10/15/06.......................         135,800
                                                                                 --------------
                                                                                      1,408,350
                                                                                 --------------
Apparel -- 0.3%
    525,000   B-     Tropical Sportswear International Inc., Guaranteed Sr.
                          Sub. Notes, Series A, 11.000% due 6/15/08............         488,250
                                                                                 --------------
Auto Parts: Original Equipment Manufacture -- 1.9%
  1,030,000   B      Collins & Aikman Products, Sr. Sub. Notes,
                         11.500% due 4/15/06...................................       1,010,687
    250,000   B      Dura Operating Corp., Sr. Sub. Notes,
                         9.000% due 5/1/09.....................................         223,750
                     Hayes Lemmerz International Inc., Sr. Sub. Notes:
    220,000   B          11.000% due 7/15/06...................................         223,850
    225,000   B          Series B, 8.250% due 12/15/08.........................         195,750
  1,030,000   B+         Tenneco Automotive Inc., 11.625% due 10/15/09.........       1,006,825
                                                                                 --------------
                                                                                      2,660,862
                                                                                 --------------
Broadcasting -- 0.1%
    130,000   B      Capstar Broadcasting Corp., Sr. Discount Notes,
                         step bond to yield 11.002% due 2/1/09.................         116,837
                                                                                 --------------
Building Products -- 0.9%
    295,000   B      Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                         12.000% due 2/15/08...................................         279,144
    385,000   B      Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09......         364,787

                       See Notes to Financial Statements.

[LOGO OF ZENIX]

                                                                  March 31, 2000


==================================================================================================
 Face
Amount++       Rating(a)                         Security                                Value
--------------------------------------------------------------------------------------------------
Building Products -- 0.9% (continued)
                        Nortek Inc., Sr. Notes, Series B:
    480,000      B+         9.250% due 3/15/07..................................... $      446,400
    135,000      B+         9.125% due 9/1/07......................................        124,200
                                                                                    --------------
                                                                                         1,214,531
                                                                                    --------------
Cable Television -- 9.9%
                        Adelphia Communications, Sr. Notes:
    340,000      BB-        8.375% due 11/15/17....................................        272,000
  1,010,000      B+         Series B, 9.875% due 3/1/07............................        979,700
    180,000      CCC+   Cable Satisfaction International, Sr. Notes,
                            12.750% due 3/1/10.....................................        177,300
                        Century Communications Corp.:
    255,000      BB-        Sr. Discount Notes, Series B, zero coupon to yield
                                 10.646% due 1/15/08...............................        105,825
    130,000      BB-        Sr. Notes, 9.750% due 2/15/02..........................        130,650
                        Charter Communications Holdings LLC/Charter
                            Communications Capital Corp.:
  1,460,000      B+              Sr. Discount Notes, step bond to yield 11.720%
                                      due 1/15/10+.................................        799,350
    235,000      B+         Sr. Notes, 10.000% due 4/1/09+.........................        227,362
  1,000,000      BB-    CSC Holdings Inc., Sr. Sub. Debentures,
                            10.500% due 5/15/16....................................      1,103,750
    495,000GBP   B-     Diamond Holdings PLC, Guaranteed Notes,
                            10.000% due 2/1/08@....................................        770,297
     40,000      B      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09...........         38,700
  1,345,000      B-     NTLCommunications Corp., Sr. Notes,
                            11.500% due 10/1/08....................................      1,388,713
    775,000      BB-    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                            Debentures, 11.000% due 12/1/15........................        868,000
  1,250,000      B+     Telewest Communications PLC, Sr. Notes,
                            11.250% due 11/1/08....................................      1,293,750
  4,520,000      B-     United International Holdings Inc., Sr. Discount Notes,
                            Series B, step bond to yield 11.305% due 2/15/08.......      3,118,800
  4,615,000      B      United Pan-Europe Communications, Sr. Discount Notes,
                            step bond to yield 12.500% due 8/1/09..................      2,457,487
                                                                                    --------------
                                                                                        13,731,684
                                                                                    --------------
Casinos - Gambling -- 1.7%
    105,000      BB+    Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                            7.625% due 7/15/13.....................................         81,900
    180,000      B      Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                            10.625% due 6/1/06.....................................        184,500

                       See Notes to Financial Statements.

[LOGO OF ZENIX]

                                                                  March 31, 2000


==================================================================================================
 Face
Amount++       Rating(a)                         Security                                Value
--------------------------------------------------------------------------------------------------
Casinos - Gambling -- 1.7% (continued)
                        Hollywood Casino:
    160,000      B          First Mortgage Notes, 13.000% due 8/1/06+.............  $      171,200
    495,000      B          Guaranteed Sr. Sub. Notes, 11.250% due 5/1/07.........         498,713
    380,000      NR     Jazz Casino Co. LLC, Sr. Sub. Notes,
                            5.867% due 11/15/09...................................         119,700
                        Sun International Hotels, Sr. Sub. Notes:
    370,000      Ba3*       9.000% due 3/15/07....................................         333,000
    560,000      Ba3*       8.625% due 12/15/07...................................         511,000
    465,000      B-     Venetian Casino, Secured Notes, 12.250% due 11/15/04 .....         439,425
                                                                                    --------------
                                                                                         2,339,438
                                                                                    --------------
Chemicals - Major -- 1.5%
                        Huntsman Corp.:
  3,700,000      B+         Sr. Discount Notes, zero coupon to yield
                                 13.067% due 12/31/09.............................       1,091,500
    645,000      B+         Sr. Sub. Notes, 10.125% due 7/1/09....................         622,425
    445,000      B+     Terra Industries, Sr. Notes, Series B,
                            10.500% due 6/15/05...................................         338,200
                                                                                    --------------
                                                                                         2,052,125
                                                                                    --------------
Chemicals - Specialty -- 0.5%
    685,000      B      Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09..........          688,425
                                                                                    --------------
Coal Mining -- 0.2%
    960,000      Caa2*  AEI Resources Inc., Guaranteed Notes,
                            10.500% due 12/15/05+.................................         211,200
                                                                                    --------------
Construction/AG Equipment/Trucks -- 0.2%
    275,000      B      Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                            8.500% due 4/1/08.....................................         241,656
                                                                                    --------------
Containers - Packaging -- 3.0%
    800,000EUR   B1*    BSN Financing Co., Guaranteed Sr. Sub. Notes,
                            10.250% due 8/1/09+...................................         799,969
    225,000      B      BWAY Corp., Guaranteed Sr. Sub. Notes,
                            Series B, 10.250% due 4/15/07.........................         202,781
    575,000      B      Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                            9.125% due 10/1/07....................................         543,375
  1,075,000      B      Stone Container Finance Corp., Guaranteed Sr. Notes,
                            11.500% due 8/15/06+..................................       1,138,156
    435,000      B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                            10.500% due 9/1/03....................................         412,163

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Containers - Packaging -- 3.0% (continued)
                     Tekni-Plex Inc.:
     75,000   B-         Guaranteed Sr. Sub. Notes, Series B,
                              9.250% due 3/1/08................................  $       71,625
  1,000,000   B-         Sr. Sub. Notes, Series B, 11.250% due 4/1/07..........       1,027,500
                                                                                 --------------
                                                                                      4,195,569
                                                                                 --------------
Contract Drilling -- 2.0%
                     Parker Drilling Co.:
    110,000   B-         5.500% due 8/1/04 (b).................................          83,188
    980,000   B+         Sr. Notes, 9.750% due 11/15/06........................         948,150
    655,000   BB     Pride International Inc., Sr. Notes, 10.000% due 6/1/09...         645,175
    515,000   Ba3*   R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06..........         552,981
    555,000   BB-    RBF Finance Corp., Guaranteed Sr. Notes,
                         11.375% due 3/15/09...................................         600,094
                                                                                 --------------
                                                                                      2,829,588
                                                                                 --------------
Discount Stores -- 0.8%
    610,000   B+     Ames Department Stores, Sr. Notes,
                         10.000% due 4/15/06...................................         565,775
    490,000   BB+    Kmart Corp., Debentures, 12.500% due 3/1/05...............         553,700
                                                                                 --------------
                                                                                      1,119,475
                                                                                 --------------
Diversified Commercial Services -- 0.9%
  1,000,000   B2*    Intertek Finance PLC., Guaranteed Sr. Sub. Notes,
                         Series B, 10.250% due 11/1/06.........................         850,000

    500,000   B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                         11.000% due 11/1/06...................................         451,875
                                                                                 --------------
                                                                                      1,301,875
                                                                                 --------------
Diversified Financial Services -- 0.4%
                     Amresco Inc., Sr. Sub. Notes, Series A:
    600,000   CCC-       10.000% due 3/15/04...................................         435,000
    135,000   CCC-       9.875% due 3/15/05....................................          97,875
                                                                                 --------------
                                                                                        532,875
                                                                                 --------------
Diversified Manufacturing -- 0.7%
    390,000   B-     Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09...........         401,700
    700,000   B+     Park-Ohio Industries, Inc., Sr. Sub. Notes,
                         9.250% due 12/1/07....................................         616,000
                                                                                 --------------
                                                                                      1,017,700
                                                                                 --------------

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Drugs - Generic -- 1.4%

  2,070,000   BB     ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                         9.250% due 8/15/05....................................  $    2,013,075
                                                                                 --------------
Electronic Components -- 0.4%
    515,000   B+     Celestica International Inc., Sr. Sub. Notes,
                         10.500% due 12/31/06..................................         540,750
                                                                                 --------------
Engineering & Construction -- 0.6%
    165,000   NR     American Plumbing & Mechanic, Sr. Sub. Notes,
                         11.625% due 10/15/08..................................         150,150
    255,000   BB-    Integrated Electrical Services, Sr. Sub. Notes,
                         9.375% due 2/1/09.....................................         217,388
    430,000   B-     Orius Capital Corp., Sr. Sub. Notes, 12.750% due 2/1/10+..         432,150
                                                                                 --------------
                                                                                        799,688
                                                                                 --------------
Environmental Services -- 3.1%
                     Allied Waste North America:
    230,000   BB-        Guaranteed Sr. Notes, Series B, 7.875% due 1/1/09.....         184,000
  3,000,000   B+         Sr. Sub. Notes, 10.000% due 8/1/09@...................       2,227,500
    315,000   B+     IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09.........         300,431
  1,020,000   CCC+   Metal Management Inc., Guaranteed Sr. Sub. Notes,
                         10.000% due 5/15/08...................................         773,925
    740,000   B+     URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09.............         747,400
                                                                                 --------------
                                                                                      4,233,256
                                                                                 --------------
Food Distributors -- 1.7%
    385,000   B-     Agrilink Foods Inc., Sr. Notes, 11.875% due 11/1/08.......         363,825
  1,000,000   B2*    Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08.........         857,500
    245,000   B2*    International Home Foods, Guaranteed Sr. Sub. Notes,
                         10.375% due 11/1/06...................................         242,550
    575,000   B-     Premier International Foods PLC, Sr. Notes,
                         12.000% due 9/1/09+...................................         540,500
    440,000   B      SC International Services Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 9.250% due 9/1/07...........................         422,400
                                                                                 --------------
                                                                                      2,426,775
                                                                                 --------------
Foods - Specialty/Candy -- 0.7%
    850,000   B-     B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                         9.625% due 8/1/07.....................................         684,250
    980,000   B      Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                         9.750% due 12/15/07...................................         254,800
                                                                                 --------------
                                                                                        939,050
                                                                                 --------------

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Forest Products -- 0.9%
    660,000   B      Ainsworth Lumber Co. Ltd., Sr. Notes,
                         12.500% due 7/15/07...................................  $      716,925
    565,000   B+     Millar Western Forest, Sr. Notes, 9.875% due 5/15/08......         532,513
                                                                                 --------------
                                                                                      1,249,438
                                                                                 --------------
Home Furnishings -- 0.3%
    405,000   B      Falcon Products Inc., Sr. Sub. Notes,
                         11.375% due 6/15/09...................................         378,169
                                                                                 --------------
Hospital - Nursing Management -- 1.9%
  1,090,000   Ba3*   Fresenius Medical Care Capital Trust I, Trust Preferred
                         Securities, 9.000% due 12/1/06........................       1,035,500
  2,085,000   B-     Magellan Health Services, Inc., Sr. Sub. Notes,
                         9.000% due 2/15/08....................................       1,542,900
                                                                                 --------------
                                                                                      2,578,400
                                                                                 --------------
Hotel - Resort -- 3.3%
  2,375,000   B-     Courtyard By Marriott II LP/Courtyard Finance Co.,
                         Sr. Secured Notes, Series B, 10.750% due 2/1/08@......       2,300,781
  1,275,000   BB     HMH Properties, Inc., Sr. Notes, Series C,
                         8.450% due 12/1/08....................................       1,112,438
                     Intrawest Corp., Sr. Notes:
    510,000   B+         9.750% due 8/15/08....................................         484,500
    685,000   B+         10.500% due 2/1/10+...................................         671,300
                                                                                 --------------
                                                                                      4,569,019
                                                                                 --------------
Insurance - Multi-Line -- 0.3%
    650,000   B      Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                         10.000% due 1/1/28....................................         396,500
                                                                                 --------------
Internet Services -- 5.0%
    185,000   NR     Colo.com, Sr. Notes, 13.875% due 3/15/10+.................         186,850
    325,000   Caa2*  Cybernet Internet Services International, Sr. Notes,
                         14.000% due 7/1/09....................................         260,000
    800,000   B-     Exodus Communications, Sr. Notes,
                         10.750% due 12/15/09..................................         784,000
    620,000   NR     Globix Corp., Sr. Notes, 12.500% due 2/1/10+..............         567,300
                     PSINet Inc., Sr. Notes:
    505,000   B-         10.500% due 12/1/06+..................................         486,063
    355,000   B-         11.500% due 11/1/08...................................         351,450
    880,000   B-         11.000% due 8/1/09....................................         853,600
    250,000EURB-         11.000% due 8/1/09+...................................         234,441

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Internet Services -- 5.0% (continued)
    450,000   B3*    Rhythms Netconnections, Sr. Notes,
                         14.000% due 2/15/10+................................... $      391,500
  1,075,000   NR     Splitrock Services, Inc., Guaranteed Sr. Notes,
                         11.750% due 7/15/08....................................      1,139,500
                     Verio Inc., Sr. Notes:
    360,000   B-         10.375% due 4/1/05.....................................        349,200
    380,000   B-         11.250% due 12/1/08....................................        377,150
    675,000   B-         10.625% due 11/15/09+..................................        658,125
    460,000   CCC+   WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                         step bond to yield 13.392% due 3/1/05..................        262,200
                                                                                 --------------
                                                                                      6,901,379
                                                                                 --------------
Leisure/Movies/Entertainment -- 0.9%
    710,000   B-     Premier Parks Inc., Sr. Discount Notes, step bond to
                         yield 10.876% due 4/1/08...............................        454,400
    780,000   B-     SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                         9.125% due 2/1/08......................................        774,150
                                                                                 --------------
                                                                                      1,228,550
                                                                                 --------------
Medical Specialties -- 0.5%
    855,000   B-     Hanger Orthopedic Group, Sr. Sub. Notes,
                         11.250% due 6/15/09....................................        684,000
                                                                                 --------------
Multi-Sector Companies -- 0.4%
    535,000   B-     Triarc Consumer Beverage, Sr. Sub. Notes,
                         10.250% due 2/15/09....................................        505,575
                                                                                 --------------
Newspapers -- 0.1%
    145,000   B+     Garden State Newspapers, Sr. Sub. Notes,
                         8.625% due 7/1/11......................................        128,144
                                                                                 --------------
Oil & Gas Production -- 3.2%
                     Belco Oil & Gas Corp., Sr. Sub. Notes:
    250,000   B1*        10.500% due 4/1/06.....................................        254,062
    600,000   B1*        8.875% due 9/15/07.....................................        559,500
                     Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes:
    715,000   B          10.500% due 1/15/06....................................        725,725
    500,000   B          8.750% due 9/15/07.....................................        461,250
    370,000   B      Chesapeake Energy Corp., Sr. Notes, Series B,
                         9.625% due 5/1/05......................................        346,875
  1,195,000   B+     Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05...        645,300
    855,000   B+     Nuevo Energy Co., Sr. Sub. Notes,
                         9.500% due 6/1/08......................................        829,350

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Oil & Gas Production -- 3.2% (continued)
    700,000   B      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                         8.750% due 9/15/07....................................  $      651,000
                                                                                 --------------
                                                                                      4,473,062
                                                                                 --------------
Oil & Gas Transmission -- 0.3%
    365,000   BB-    Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                         10.375% due 6/1/09....................................         374,125
                                                                                 --------------
Paper -- 2.6%
                     Doman Industries Ltd., Sr. Notes:
  1,315,000   B          8.750% due 3/15/04....................................       1,084,875
    205,000   B          Series B, 9.250% due 11/15/07.........................         157,850
    315,000   CCC+   Repap New Brunswick, Sr. Secured Notes,
                         10.625% due 4/15/05...................................         282,713
                     Riverwood International Corp.:
    345,000   B-         Guaranteed Sr. Notes, 10.625% due 8/1/07..............         339,825
  1,460,000   CCC+       Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08.........       1,365,100
    350,000   BB+    Tembec Industries Inc., Sr. Notes,
                         9.875% due 9/30/05....................................         350,000
                                                                                 --------------
                                                                                      3,580,363
                                                                                 --------------
Pharmaceuticals - Other -- 0.7%
  1,045,000   B      King Pharmaceutical Inc., Sr. Sub. Notes,
                         10.750% due 2/15/09................................. .       1,039,775
                                                                                 --------------
Photographic Products -- 0.3%
    430,000   BB-    Polaroid Corp., Sr. Notes, 11.500% due 2/15/06...........         435,375
                                                                                 --------------
Printing/Forms -- 1.3%
    335,000   B      Merrill Corp., Sr. Sub. Notes, 12.000% due 5/1/09+.......          326,625
    975,000GBPB      Polestar Corp. PLC, Sr. Notes, Series B,
                         10.500% due 5/30/08@..................................       1,477,650
                                                                                 --------------
                                                                                      1,804,275
                                                                                 --------------
Rental/Leasing Companies -- 0.6%
    535,000   BB-    Avis Rent A Car Inc., Sr. Sub. Notes,
                         11.000% due 5/1/09....................................         533,662
                     United Rentals Inc., Guaranteed Sr. Sub. Notes, Series B:
    180,000   BB-        9.250% due 1/15/09....................................         162,900
    175,000   BB-        9.000% due 4/1/09.....................................         155,750
                                                                                 --------------
                                                                                        852,312
                                                                                 --------------

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Retail Food Chains -- 0.3%
    450,000   B+     Stater Brothers Holdings, Sr. Notes,
                         10.750% due 8/15/06...................................  $      446,625
                                                                                 --------------
Retail - Other Specialty Stores -- 0.6%
  1,000,000   B-     Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                         Series B, 10.250% due 4/15/08.........................         800,000
                                                                                 --------------
Savings & Loan Associations -- 2.1%
  1,000,000   B2*    Ocwen Capital Trust I, Guaranteed Capital Securities,
                         10.875% due 8/1/27....................................         590,000
  2,600,000   B+     Ocwen Financial Corp., Sr. Notes,
                         11.875% due 10/1/03@..................................       2,366,000
                                                                                 --------------
                                                                                      2,956,000
                                                                                 --------------
Semiconductors -- 0.9%
  1,240,000   B      Fairchild Semiconductor Inc., Sr. Sub. Notes,
                         10.125% due 3/15/07...................................       1,209,000
                                                                                 --------------
Steel/Iron Ore -- 1.2%
    430,000   B+     Russel Metals Inc., Sr. Notes, 10.000% due 6/1/09.........         424,625
  1,320,000   B+     WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04............       1,293,600
                                                                                 --------------
                                                                                      1,718,225
                                                                                 --------------
Telecommunications -- 10.4%
    300,000   B+     Call-Net Enterprises Inc., Sr. Notes, 9.375% due 5/15/09           231,000
    325,000EURB+     Esat Telecom Group PLC, Sr. Notes,
                         11.875% due 11/1/09...................................         394,961
                     Esprit Telecom Group PLC, Sr. Notes:
    700,000   B-         11.500% due 12/15/07..................................         644,000
    600,000DEMB-         11.500% due 12/15/07@.................................         278,865
    400,000   B-         10.875% due 6/15/08...................................         361,000
                     Focal Communications Corp.:
    340,000   B          Sr. Discount Notes, Series B, step bond to yield
                              12.978% due 2/15/08..............................         224,400
    275,000   B          Sr. Notes, 11.875% due 1/15/10+.......................         277,750
    650,000EURB      Global Telesystems Europe, Sr. Notes,
                         11.000% due 12/1/09+..................................         597,106
    495,000   CCC+   GT Group Telecom, Sr. Discount Notes, step bond
                         to yield 13.250% due 2/1/10+..........................         277,200
                     Hermes Europe Railtel B.V., Sr. Notes:
  1,000,000   B          11.500% due 8/15/07...................................         945,000
    135,000   B          10.375% due 1/15/09...................................         121,500

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Telecommunications -- 10.4% (continued)
                     ICG Holdings Inc., Sr. Discount Notes:
    335,000   B-         Step bond to yield 12.935% due 9/15/05................  $      317,412
    510,000   B-         Step bond to yield 12.967% due 5/1/06.................         422,025
    500,000EURCCC+   Jazztel PLC, Sr. Notes, 13.250% due 12/15/09+.............         489,216
                     KMC Telecom Holdings Inc.:
    805,000   B-         Sr. Discount Notes, step bond to yield
                              15.899% due 2/15/08..............................         432,687
    590,000   NR         Sr. Notes, 13.500% due 5/15/09........................         578,200
                     Level 3 Communications Inc.:
    170,000   B          Sr. Discount Notes, step bond to yield
                              12.875% due 3/15/10+.............................          85,000
  1,800,000EURB          Sr. Notes, 11.250% due 3/15/10+.......................       1,705,198
                     NEXTLINK Communications, LLC/NEXTLINK Capital, Inc.:
  1,240,000   B          Sr. Discount Notes, step bond to yield
                              12.064% due 6/1/09...............................         700,600
    865,000   B          Sr. Discount Notes, step bond to yield
                              12.125% due 12/1/09+.............................         458,450
    440,000   B          Sr. Notes, 12.500% due 4/15/06........................         468,600
    975,000   B          Sr. Notes, 10.750% due 6/1/09.........................         943,313
    615,000   B-     Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09.........         645,750
    265,000   B-     VersaTel Telecom International N.V., Sr. Notes,
                         13.250% due 5/15/08...................................         270,963
                     Viatel Inc., Sr. Notes:
    675,000   B-         11.250% due 4/15/08...................................         614,250
    400,000   B-         11.500% due 3/15/09...................................         368,000
    525,000   BB-    Williams Communications Group Inc., Sr. Notes,
                         10.875% due 10/1/09...................................         518,438
  1,200,000   NR     World Access Inc., Sr. Notes, Series B,
                         13.250% due 1/15/08...................................       1,026,000
                                                                                 --------------
                                                                                     14,396,884
                                                                                 --------------
Telephone - Cellular -- 8.2%
    875,000   Caa1*  Airgate PCS Inc., Sr. Sub. Discount Notes,
                         step bond to yield 13.302% due 10/1/09................         476,875
    995,000   CCC+   Alamosa PCS Holdings Inc., Guaranteed Sr. Discount
                         Notes, step bond to yield 12.723% due 2/15/10.........         482,575
    700,000   B-     Centennial Cellular Corp., Sr. Sub. Notes,
                         10.750% due 12/15/08..................................         693,000
    750,000CADB      Clearnet Communications, Sr. Discount Notes,
                         step bond to yield 10.400% due 5/15/08................         320,292
  1,515,000   B      Crown Castle International Corp., Sr. Discount Notes,
                         step bond to yield 11.059% due 5/15/11................         863,550

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Telephone - Cellular -- 8.2% (continued)

    405,000   NR     Dobson/Sygnet Communications, Sr. Notes,
                         12.250% due 12/15/08..................................  $      425,250
    675,000   CCC+   Dolphin Telecom PLC, Sr. Discount Notes,
                         step bond to yield 11.509% due 6/1/08.................         293,625
    815,000   BB     Global Crossing Holding Ltd., Sr. Notes,
                         9.500% due 11/15/09+..................................         790,550
                     Microcell Telecommunications, Sr. Discount Notes:
    305,000   B3*        Series B, step bond to yield 11.843% due 6/1/06.......         271,450
    835,000   B-         Step bond to yield 11.756% due 6/1/09.................         532,312
  1,155,000   B-     Millicom International Cellular S.A., Sr. Discount
                         Notes, step bond to yield 16.070% due 6/1/06..........       1,014,956
                     Nextel Communications, Inc.:
    175,000   B1*        Sr. Notes, 9.375% due 11/15/09........................         161,438
    930,000   B1*        Sr. Redeemable Discount Notes, step bond to yield
                              10.837% due 9/15/07..............................         678,900
  2,210,000   B1*        Sr. Serial Redeemable Discount Notes, step bond
                              to yield 10.796% due 2/15/08.....................       1,524,900
                     Omnipoint Corp., Sr. Notes:
    180,000   B2*        11.500% due 9/15/09+..................................         195,750
    330,000   B2*        Series A, 11.625% due 8/15/06.........................         352,688
    680,000   NR     Spectrasite Holdings Inc., Sr. Discount Notes,
                         step bond to yield 11.250% due 4/15/09................         353,600
    415,000   CCC+   Telesystems International Wireless Inc.,
                         Sr. Discount Notes, Series C, step bond
                              to yield 13.473% due 11/1/07.....................         229,287
  1,000,000   B3*    Triton PCS Inc., Sr. Discount Notes,
                         step bond to yield 11.394% due 5/1/08.................         682,500
                     Voicestream Wireless Co./Voicestream Wireless Holding:
    415,000   B2*        Sr. Discount Notes, step bond to yield
                              11.875% due 11/15/09+............................         249,000
    545,000   B2*        Sr. Notes, 10.375% due 11/15/09+......................         542,275
                     Winstar Communications Inc.:
    190,000   B-         Sr. Discount Notes, step bond to yield
                              14.811% due 4/15/10+.............................          89,300
    175,000   B-         Sr. Notes, 12.750% due 4/15/10+.......................         168,438
                                                                                 --------------
                                                                                     11,392,511
                                                                                 --------------
Textiles -- 0.3%
800,000DEM B3*       Texon International PLC, Sr. Notes,
                         10.000% due 2/1/08@...................................         365,949
                                                                                 --------------

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

  Face
Amount++     Rating(a)                    Security                                      Value
-----------------------------------------------------------------------------------------------
Transportation - Marine -- 0.9%
    320,000   B-     Oglebay Norton Co., Sr. Sub. Notes,
                         10.000% due 2/1/09....................................  $      298,400
  1,030,000   BB-    Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                         12.500% due 12/1/04...................................         957,900
                                                                                 --------------
                                                                                      1,256,300
                                                                                 --------------
Unregulated Power Generation -- 2.1%
                     AES Corp., Sr. Sub. Notes:
    915,000   BB         10.250% due 7/15/06...................................         901,275
    690,000   Ba1*       9.500% due 6/1/09.....................................         662,400
  1,350,000   BB+    Calpine Corp., Sr. Notes, 10.500% due 5/15/06.............       1,419,187
                                                                                 --------------
                                                                                      2,982,862
                                                                                 --------------
Wholesale Distributors -- 0.2%
    335,000   B      Buhrmann US Inc., Sr. Sub. Notes, 12.250% due 11/1/09+....         340,862
                                                                                 --------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $128,371,347)....................................     118,846,939
                                                                                 --------------

 Shares                                Security                                        Value
-----------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
Telecommunications -- 0.1%
      5,636          Tele1 Europe Holding AB...................................         107,789
      3,771          World Access Inc..........................................          72,111
                                                                                 --------------
                                                                                        179,900
                                                                                 --------------
                     TOTAL COMMON STOCK
                     (Cost -- $88,486).........................................         179,900
                                                                                 --------------
PREFERRED STOCK -- 0.3%
Savings & Loan Associations -- 0.3%
     20,100          California Federal Preferred Capital Corp.,
                         9.125% Noncumulative Exchangeable, Series A
                         (Cost -- $502,500)....................................         439,688
                                                                                 --------------
WARRANTS# -- 0.8%
Broadcasting -- 0.1%
      2,450          UIH Australia Pacific, Inc., Expire 5/15/06...............          73,500
                                                                                 --------------
Internet Services -- 0.3%
        325          Cybernet Internet Services International, Expire 7/1/09+..          34,125
      1,625          Splitrock Services, Inc., Expire 7/15/08..................         390,000
      2,550          WAM!NET Inc., Expire 3/1/05...............................          29,644
                                                                                 --------------
                                                                                        453,769
                                                                                 --------------

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Schedule of Investments (continued)
                                                                  March 31, 2000
================================================================================

 Shares                                Security                                        Value
-----------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
      7,130          Pagemart, Inc., Expire 12/31/03...........................  $      110,515
      1,300          RSL Communications, Ltd., Expire 11/15/06.................          52,000
        325          Tele1 Europe B.V., Expire 5/15/09 (EUR)+..................         111,758
        265          Versatel Telecommunications, Expire 5/15/08+..............         160,325
                                                                                 --------------
                                                                                        434,598
                                                                                 --------------
Telephone - Cellular -- 0.1%
        665          Airgate PCS Inc., Expire 10/1/09..........................         119,700
      1,000          Iridium World Communications Ltd., Expire 7/15/05+........              10
                                                                                 --------------
                                                                                        119,710
                                                                                 --------------
                     TOTAL WARRANTS
                     (Cost -- $273,180).......................................        1,081,577
                                                                                 --------------
                     SUB-TOTAL INVESTMENTS
                     (Cost -- $129,235,513)...................................      120,548,104
                                                                                 --------------

  Face
 Amount                                Security                                      Value
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.1%
$18,148,000          Goldman, Sachs & Co., 6.090% due 4/3/00;
                         Proceeds at maturity -- $18,157,210;
                         (Fully Collateralized by U.S. Treasury Bills, Bonds,
                         and Notes 0.000% to 6.875% due 4/6/00 to 5/15/30;
                         Market value -- $18,511,009) (Cost -- $18,148,000)....      18,148,000
                                                                                 --------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $147,383,513** ).................................    $138,696,104
                                                                                 ==============

++   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@    Security segregated by Custodian for open purchase commitments.
(b)  Convertible bond in exchange for 7,147 shares of common stock.
#    Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same. Currency Abbreviations:
     CAD -- Canadian Dollar                       GBP  -- British Pound
     DEM -- German Mark                           EUR  -- Euro
     See page 21 for definition of ratings.

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]               Bond Ratings (unaudited)
================================================================================
The definitions of the applicable symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR         -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Statement of Assets and Liabilities
                                                                  March 31, 2000
================================================================================
ASSETS:
   Investments, at value (Cost -- $129,235,513) ...............    $120,548,104
   Repurchase Agreement (Cost -- $18,148,000) .................      18,148,000
   Cash .......................................................             512
   Interest and dividends receivable ..........................       3,129,209
   Receivable for open forward foreign
      currency contracts (Note 11) ............................         418,925
   Receivable for securities sold .............................         375,056
                                                                   ------------
   Total Assets ...............................................     142,619,806
                                                                   ------------
LIABILITIES:
   Bank loan (Note 7) .........................................      30,000,000
   Payable for securities purchased ...........................       1,018,812
   Dividends payable ..........................................         233,849
   Interest payable ...........................................         181,789
   Investment advisory fees payable ...........................          91,358
   Payable for open forward foreign
      currency contracts (Note 11) ............................          43,065
   Administration fees payable ................................          36,018
   Accrued expenses ...........................................         153,737
                                                                   ------------
   Total Liabilities ..........................................      31,758,628
                                                                   ------------
Total Net Assets ..............................................    $110,861,178
                                                                   ============
NET ASSETS:
   Par value of capital shares ................................    $    159,713
   Capital paid in excess of par value ........................     108,735,503
   7.00% Cumulative Preferred Stock (Note 6) ..................      30,000,000
   Overdistributed net investment income ......................        (138,061)
   Accumulated net realized loss on security transactions .....     (19,580,773)
   Net unrealized depreciation on investments and
      foreign currencies ......................................      (8,315,204)
                                                                   ------------
Total Net Assets ..............................................    $110,861,178
                                                                   ============
NET ASSET VALUE, COMPRISED OF:                         Per Share
                                                       ---------

7.00% Cumulative Preferred Stock redemption value..... $1,000.00   $ 30,000,000
Cumulative undeclared dividends on 7.00%
   Preferred Stock....................................     20.90        627,116
                                                       ---------   ------------
Total allocated to Cumulative Preferred Stock......... $1,020.90     30,627,116
                                                       =========   ------------
Common Stock (15,971,284 shares outstanding).......... $    5.02     80,234,062
                                                       =========   ------------
Total Net Assets......................................             $110,861,178
                                                                   ============

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                Statement of Operations
                                               For the Year Ended March 31, 2000
================================================================================
INVESTMENT INCOME:

   Interest ....................................................   $ 15,386,362
   Dividends ...................................................        143,953
   Less: Interest Expense (Note 7) .............................     (1,794,600)
                                                                   ------------
   Total Investment Income .....................................     13,735,715
                                                                   ------------
EXPENSES:
   Investment advisory fees (Note 2) ...........................        741,396
   Administration fees (Note 2) ................................        296,557
   Shareholder communications ..................................        176,339
   Audit and legal .............................................         93,809
   Shareholder and system servicing fees .......................         67,625
   Directors' fees .............................................         34,526
   Pricing .....................................................         25,839
   Listing fees ................................................         24,091
   Custody .....................................................         14,997
   Other .......................................................         16,749
                                                                   ------------
   Total Expenses ..............................................      1,491,928
                                                                   ------------
Net Investment Income ..........................................     12,243,787
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..     (9,223,673)
      Foreign currency transactions ............................        234,630
                                                                   ------------
   Net Realized Loss ...........................................     (8,989,043)
                                                                   ------------
   Change in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
      Beginning of year ........................................     (2,628,669)
      End of year ..............................................     (8,315,204)
                                                                   ------------
   Increase in Net Unrealized Depreciation .....................     (5,686,535)
                                                                   ------------
Net Loss on Investments ........................................    (14,675,578)
                                                                   ------------
Decrease in Net Assets From Operations .........................   $ (2,431,791)
                                                                   ============

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]    Statements of Changes in Net Assets
                                                   For the Years Ended March 31,
================================================================================
                                                       2000            1999
                                                   ------------    ------------
OPERATIONS:
   Net investment income ........................  $ 12,243,787    $ 12,708,330
   Net realized loss ............................    (8,989,043)     (3,046,114)
   Increase in net unrealized depreciation ......    (5,686,535)    (12,054,283)
                                                   ------------    ------------
   Decrease in Net Assets From Operations .......    (2,431,791)     (2,392,067)
                                                   ------------    ------------
DISTRIBUTIONS PAID TO:
   7.00% Cumulative Preferred Stock
      Shareholders From Net Investment
      Income ....................................    (2,100,000)     (2,100,000)
   Common Stock Shareholders From Net
      Investment Income .........................   (10,351,025)    (10,597,803)
   Common Stock Shareholders From Capital .......            --        (331,100)
                                                   ------------    ------------
   Decrease In Net Assets From
      Distributions To Shareholders .............   (12,451,025)    (13,028,903)
                                                   ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
      reinvestment of dividends .................     1,561,796       3,120,769
                                                   ------------    ------------
   Increase in Net Assets From
      Fund Share Transactions ...................     1,561,796       3,120,769
                                                   ------------    ------------
Decrease in Net Assets ..........................   (13,321,020)    (12,300,201)
NET ASSETS:
   Beginning of year ............................   124,182,198     136,482,399
                                                   ------------    ------------
   End of year* .................................  $110,861,178    $124,182,198
                                                   ============    ============
* Includes overdistributed
   net investment income of: ....................     $(138,061)       $(62,873)
                                                   ============    ============

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                Statement of Cash Flows
                                               For the Year Ended March 31, 2000
================================================================================

NET INCREASE IN CASH:
Cash Flows Provided by Operating
and Investing Activities:
   Interest and dividends received ...........................   $  13,351,181
   Operating expenses paid ...................................      (1,310,025)
   Interest payments on bank loans ...........................      (1,745,658)
   Purchases of short-term securities, net ...................     (11,407,000)
   Purchases of long-term securities .........................    (110,024,129)
   Proceeds from disposition of long-term securities .........     122,024,984
                                                                 -------------
   Net Cash Provided By Operating
      and Investing Activities ...............................                     $ 10,889,353
                                                                                   ------------
Cash Flows From Financing Activities:
   Cash dividends paid on 7.00% Cumulative
      Preferred Stock ........................................      (2,100,000)
   Cash dividends paid on Common Stock* ......................      (8,789,229)
                                                                 -------------
   Net Cash Used By Financing Activities .....................                      (10,889,229)
                                                                                   ------------
Net Increase in Cash .........................................                              124
Cash--Beginning of year ......................................                              388
                                                                                   ------------
Cash--End of year ............................................                     $        512
                                                                                   ============
RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations .......................                     $ (2,431,791)
   Amortization of discount on securities ....................      (2,572,405)
   Decrease in investments ...................................      16,581,508
   Decrease in receivable for securities sold ................         247,656
   Decrease in payable for securities purchased ..............        (993,297)
   Decrease in dividends and interest receivable .............         158,093
   Increase in receivable for open forward foreign
      currency contracts .....................................        (331,256)
   Increase in accrued expenses ..............................         230,845
                                                                 -------------
   Total Adjustments .........................................                       13,321,144
                                                                                   ------------
Net Cash Provided By Operating and Investing Activities ......                     $ 10,889,353
                                                                                   ============
* Exclusive of dividend reinvestment of $1,561,796

                       See Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
                                                                     (continued)
================================================================================

the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $8,395,005 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
                                                                     (continued)
================================================================================

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     3. Investments

     During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $109,030,832
--------------------------------------------------------------------------------
Sales                                                               121,756,277
--------------------------------------------------------------------------------

     At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  2,022,512
Gross unrealized depreciation                                       (10,709,921)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (8,687,409)
--------------------------------------------------------------------------------

     4. Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
                                                                     (continued)
================================================================================

next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which were redeemed in full on April 14, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends and an amount equal to the dividend which would have accumulated on April 15, 2000. Cumulative undeclared dividends amounted to $627,116 at March 31, 2000.

     7. Bank Loan

     As of March 31, 2000, the Fund had a $35,000,000 line of credit with PNC Bank. Interest on the loan is calculated at LIBOR plus 40 basis points.

     For the year ended March 31, 2000, interest expense related to the loan totalled $1,794,600, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 5.98%.

     8. Common Stock

     At March 31, 2000, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                 Year Ended                  Year Ended
                               March 31, 2000              March 31, 1999
                           ---------------------       ---------------------
                            Shares      Amount          Shares      Amount
--------------------------------------------------------------------------------
Shares issued on
   reinvestment            281,150    $1,561,796       488,015    $3,120,769
--------------------------------------------------------------------------------

     9. Capital Loss Carryforward

     At March 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $15,655,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
                                                                     (continued)
================================================================================

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                              2003          2004          2007          2008
--------------------------------------------------------------------------------
Carryforward Amounts       $4,873,000    $2,291,000    $1,704,000    $6,787,000
--------------------------------------------------------------------------------

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     11. Forward Foreign Currency Contracts

     At March 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                            Local       Market   Settlement  Unrealized
Foreign Currency                          Currency      Value       Date     Gain (Loss)
------------------------------------------------------------------------------------------
To Buy:
Euro                                     1,902,785    1,830,399    6/15/00    $(38,801)
------------------------------------------------------------------------------------------
To Sell:
British Pound                            1,435,800    2,291,355    6/22/00      24,332
Canadian Dollar                            472,500      326,021     6/8/00      (4,264)
Euro                                     7,004,536    6,738,069    6/15/00     394,593
------------------------------------------------------------------------------------------
                                                                               414,661
------------------------------------------------------------------------------------------
Total Unrealized Gain on Open Forward
   Foreign Currency Contracts                                                 $375,860
------------------------------------------------------------------------------------------

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]          Notes to Financial Statements
                                                                     (continued)
================================================================================

     12. Subsequent Event

     On April 14, 2000 the Fund issued 2,400 Auction Rate Cumulative Preferred Shares ("Shares"). The net proceeds of the sale of the Shares, before expenses, was $59,400,000, reflecting the public offering price of $25,000 per share, less the payment of a 1.00% underwriting fee by the Fund.

     The dividend rate on the Preferred Shares for the period from and including the date of the issue to but excluding April 26, 2000 was 6.00% per year. For each subsequent period, the dividend rate will be determined at an auction that will usually be held weekly. The Fund will pay annual expenses in an amount of 0.26% of the purchase price of the Shares in connection with the auction process.

     In addition, the Fund used the proceeds of this offering to redeem and retire all of the Fund's formerly outstanding 7.00% Cumulative Preferred Shares and to terminate the credit facility with PNC Bank by paying all amounts owed to PNC Bank pursuant to the credit facility.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                   Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31:

                                                                    2000          1999
                                                                  --------      --------
Net Asset Value, Beginning of Year ............................      $5.96         $6.96
                                                                  --------      --------
Income (Loss) From Operations:
   Net investment income ......................................       0.78          0.82
   Net realized and unrealized loss ...........................      (0.94)        (0.97)
                                                                  --------      --------
   Total Loss From Operations .................................      (0.16)        (0.15)
                                                                  --------      --------
Distributions Paid To:
   7.00% Cumulative Preferred Stock Shareholders From
      Net Investment Income ...................................      (0.13)        (0.14)
   Common Stock Shareholders From Net Investment Income .......      (0.65)        (0.69)
   Common Stock Shareholders From Capital .....................         --         (0.02)
                                                                  --------      --------
   Total Distributions ........................................      (0.78)        (0.85)
                                                                  --------      --------
Net Asset Value, End of Year ..................................      $5.02         $5.96
                                                                  ========      ========
Market Value, End of Year .....................................      $4.44         $5.88
                                                                  ========      ========
Total Return, Based on Market Value* ..........................     (14.28)%      (12.53)%
                                                                  ========      ========
Total Return, Based on Net Asset Value* .......................      (4.43)%       (4.38)%
                                                                  ========      ========
Net Assets**, End of Year (000's) .............................    $80,234       $93,561
                                                                  ========      ========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
   Net Investment Income ......................................      13.90%        12.99%
   Interest Expense ...........................................       2.04          1.81
   Other Expenses .............................................       1.69          1.53
Portfolio Turnover Rate .......................................         79%           91%

------------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
** Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                   Financial Highlights
                                                                     (continued)
================================================================================
For a share of common stock outstanding throughout each year ended March 31:

                                                             1998       1997       1996
                                                           --------   --------   --------
Net Asset Value, Beginning of Year ....................      $6.45      $6.31      $5.88
                                                          --------   --------   --------
Income From Operations:
   Net investment income ..............................       0.87       0.92       0.86
   Net realized and unrealized gain ...................       0.56       0.08       0.45
                                                          --------   --------   --------
   Total Income From Operations .......................       1.43       1.00       1.31
                                                          --------   --------   --------
Distributions Paid To:
   7.00% Cumulative Preferred Stock Shareholders
      From Net Investment Income ......................      (0.14)     (0.14)     (0.15)
   Common Stock Shareholders From
      Net Investment Income ...........................      (0.78)     (0.72)     (0.73)
                                                          --------   --------   --------
   Total Distributions ................................      (0.92)     (0.86)     (0.88)
                                                          --------   --------   --------
Net Asset Value, End of Year ..........................      $6.96      $6.45      $6.31
                                                          ========   ========   ========
Market Value, End of Year .............................      $7.50      $7.25      $7.00
                                                          ========   ========   ========
Total Return, Based on Market Value* ..................      14.81%     15.55%     18.35%
                                                          ========   ========   ========
Total Return, Based on Net Asset Value* ...............      19.75%     14.04%     20.01%
                                                          ========   ========   ========
Net Assets**, End of Year (000's) .....................   $105,861    $95,034    $90,318
                                                          ========   ========   ========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
   Net Investment Income ..............................      12.60%     14.35%     14.21%
   Interest Expense ...................................       1.81       1.92       1.98
   Other Expenses .....................................       1.51       1.59       1.65
Portfolio Turnover Rate ...............................         79%       101%        87%

-------------
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
** Exclusive of preferred shares outstanding and undeclared preferred dividends.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]           Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenix Income Fund Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP


New York, New York
May 11, 2000

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]            Other Financial Information
                                                                     (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                 2000      1999      1998      1997      1996
                                ------    ------    ------    ------    ------
7.00% Cumulative
   Preferred Stock(1)
   Total amount
      outstanding (000s)       $ 30,000  $ 30,000  $ 30,000  $ 30,000  $ 30,000
   Asset Coverage Per Share       2,340     2,560     2,760     2,580     2,490
   Involuntary Liquidating
      Preference Per Share(3)     1,000     1,000     1,000     1,000     1,000
   Average Market Value
      Per Share(2)(3)             1,000     1,000     1,000     1,000     1,000
Senior Money
   Market Notes
   Total amount
      outstanding (000s)             --        --        --        --        --
   Asset Coverage (000s)             --        --        --        --        --
PNC Bank Credit Facility
   Total amount
      outstanding (000s)         30,000    30,000    30,000    30,000    30,000
   Asset Coverage (000s)        140,200   153,600   165,900   154,800   149,400

-------------
(1)  Redeemable April 15, 2000.
(2)  Excludes accrued interest or accumulated undeclared dividends.
(3)  See Note 6 of the Notes to Financial Statements.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]        Quarterly Results of Operations
                                                                     (unaudited)
================================================================================


                                                                                                            Net Increase
                                                                                Net Realized                 (Decrease)
                                                                               and Unrealized               in Net Assets
                             Investment            Net Investment                Gain (Loss)                     From
                               Income                  Income                  on Investments                 Operations
                       ----------------------   ----------------------    ------------------------     ------------------------
                                       Per                      Per                         Per                          Per
Quarter Ended             Total       Share*      Total        Share*        Total         Share*         Total         Share*
--------------------   ----------    --------   ----------    --------    -----------     --------     -----------     --------
June 30, 1997          $3,810,798     $0.26     $3,442,440     $0.23       $4,087,876       $0.29       $7,530,316       $0.52
September 30, 1997      3,652,220      0.24      3,266,777      0.22        4,374,410        0.29        7,641,187        0.51
December 31, 1997       3,786,388      0.25      3,387,528      0.23       (1,501,241)      (0.10)       1,886,287        0.13
March 31, 1998          3,209,147      0.22      2,817,759      0.19        1,311,486        0.08        4,129,245        0.27
June 30, 1998           3,578,838      0.23      3,185,558      0.21       (1,919,184)      (0.13)       1,266,374        0.08
September 30, 1998      3,511,518      0.23      3,123,106      0.20      (11,774,047)      (0.76)      (8,650,941)      (0.56)
December 31, 1998       3,604,184      0.23      3,264,567      0.21         (233,303)      (0.01)       3,031,264        0.20
March 31, 1999          3,514,767      0.22      3,135,099      0.20       (1,173,863)      (0.07)       1,961,236        0.13
June 30, 1999           3,352,171      0.21      2,987,079      0.19       (4,365,869)      (0.28)      (1,378,790)      (0.09)
September 30, 1999      3,397,175      0.21      3,038,845      0.19       (4,147,356)      (0.26)      (1,108,511)      (0.07)
December 31, 1999       3,585,998      0.23      3,230,785      0.21           28,349        0.00        3,259,134        0.21
March 31, 2000          3,400,371      0.21      2,987,078      0.19       (6,190,702)      (0.40)      (3,203,624)      (0.21)

-----------
* Per share of Common Stock.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                         Financial Data
                                                                     (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                    Dividend
 Record          Payable       NYSE       Net Asset   Dividend    Reinvestment
  Date            Date     Closing Price   Value*       Paid         Price
================================================================================
4/22/97         4/25/97       $7.125       $6.38       $0.061       $6.769
5/27/97         5/30/97        7.500        6.59        0.061        7.125
6/24/97         6/27/97        7.625        6.77        0.061        7.244
7/22/97         7/25/97        7.750        6.81        0.061        7.363
8/26/97         8/29/97        7.938        6.88        0.061        7.541
9/23/97         9/26/97        7.938        7.01        0.063        7.541
10/28/97       10/31/97        8.000        6.93        0.063        7.600
11/24/97       11/28/97        8.190        6.91        0.063        7.778
12/22/97       12/26/97        8.250        6.93        0.063        7.838
12/31/97         1/2/98        8.250        6.91        0.040        7.838
1/27/98         1/30/98        8.063        6.90        0.063        7.659
2/24/98         2/27/98        8.500        6.95        0.063        8.075
3/24/98         3/27/98        7.688        6.95        0.061        7.303
4/21/98         4/24/98        7.500        6.95        0.061        7.125
5/26/98         5/29/98        7.500        6.89        0.061        7.125
6/23/98         6/26/98        7.625        6.82        0.061        7.244
7/28/98         7/31/98        7.438        6.85        0.061        7.066
8/25/98         8/28/98        6.563        6.54        0.061        6.409
9/22/98         9/25/98        6.375        6.02        0.058        6.056
10/27/98       10/30/98        6.625        5.61        0.058        6.294
11/23/98       11/27/98        6.625        6.07        0.058        6.294
12/21/98       12/24/98        6.125        5.98        0.058        5.860
1/26/99         1/29/99        6.063        6.06        0.058        5.938
2/23/99         2/26/99        6.063        5.98        0.058        5.859
3/23/99         3/26/99        5.875        5.97        0.056        5.850
4/27/99         4/30/99        5.750        6.07        0.056        5.910
5/25/99         5/28/99        5.938        5.87        0.056        5.750
6/22/99         6/25/99        5.875        5.69        0.054        5.580
7/27/99         7/30/99        5.938        5.68        0.054        5.641
8/24/99         8/27/99        5.750        5.51        0.054        5.463
9/21/99         9/24/99        5.375        5.42        0.054        5.312
10/26/99       10/29/99        4.938        5.34        0.054        5.200
11/22/99       11/26/99        5.000        5.42        0.054        4.880
12/27/99       12/30/99        4.500        5.43        0.054        4.630
1/25/00         1/28/00        4.625        5.30        0.054        4.690
2/22/00         2/25/00        4.500        5.27        0.054        4.480
3/28/00         3/31/00        4.438        5.11        0.054        4.556
================================================================================

* As of record date

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]             Dividend Reinvestment Plan
                                                                     (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]             Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]             Dividend Reinvestment Plan
                                                         (unaudited) (continued)
================================================================================

change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.




                 ---------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO OF SMITH BARNEY ZENITH INCOME FUND]                        Tax Information
                                                                     (unaudited)
================================================================================

     For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

     . A corporate dividends received deduction of 1.13%.

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi
Vice President and
Investment Officer
Paul A. Brook
Controller
Christina T. Sydor
Secretary




This report is intended only for the shareholders of the ZENIX Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

             FD02395 5/00